FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 25, 1998


                          Bear Stearns Mortgage Securities Inc.
                 Mortgage Pass-Through certificates, Series 1998-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last reort.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1998-1, on March 25, 1998. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.1) March 25, 1998 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       Bear Stearns Mortgage Securities Inc.
                                                     (Registrant)






Date:     April, 9, 1998                       By:      /S/William J. Montgoris
                                                           William J. Montgoris
                                                        Treasurer and Secretary




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                                       BEAR STEARNS MORTGAGE SECURITIES INC.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.1)               March 25, 1998 - Information on
                         Distribution to Certificateholders






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